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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K


               Current Report Pursuant to Section 13 or 15(D) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): November 6, 1997


                      InKine Pharmaceutical Company, Inc.
         ------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

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
New York                                           0-24972                                  13-3754005
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(State or Other Jurisdiction              (Commission File Number)                       (I.R.S. Employer
of Incorporation)                                                                       Identification No.)

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425 Park Avenue, New York, NY                                        10022
----------------------------------------                          ----------
(Address of Principal Executive Offices)                          (Zip Code)




Registrant's telephone number, including area code:  (212) 319-8300


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Item 1.  Changes in Control of Registrant

         On November 18, 1997, InKine Pharmaceutical Company, Inc., formerly Panax Pharmaceutical Company Ltd. (the "Company"), completed the private placement of 17 million shares of common stock (the "Private Placement") at a purchase price of $1 per share for gross proceeds of $17 million. The Company also issued 1,448,429 shares of common stock to the placement agents in the Private Placement in lieu of cash commissions. The Company's estimated expenses in connection with the Private Placement were approximately $1.1 million (including $660,000 in non-accountable expense allowance and other cash payments to the placement agents), resulting in net proceeds to the Company from the Private Placement of approximately $15.9 million.

         Prior to the Private Placement, the Company had outstanding 3,357,012 shares of common stock. Consequently, in connection with the consummation of the Private Placement, a change in control of the Company occurred. The Company believes, however, that no particular stockholder or group of stockholders is or was a controlling stockholder or group, either before or after consummation of the Private Placement.

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Item 2.  Acquisition or Disposition of Assets.

         As of November 6, 1997 the Company acquired all the outstanding capital stock of CorBec Pharmaceuticals, Inc. ("CorBec") and Sangen Pharmaceutical Company ("Sangen"), both Delaware corporations. The businesses of CorBec and Sangen have been described in reports previously filed by the Company under the Securities Exchange Act of 1934.

         The CorBec acquisition was accomplished (pursuant to an Agreement and Plan of Reorganization dated October 31, 1997 among the Company, CorBec and certain security holders of CorBec) by the merger of a wholly owned subsidiary of the Company (formed for the purpose of this acquisition) with and into CorBec, with CorBec the surviving corporation (the "Merger"). In the Merger, the Company paid an aggregate of $750,000 and issued an aggregate of 750,000 shares of common stock to the former stockholders of CorBec. The Company also agreed to issue additional shares and pay additional cash to the former CorBec stockholders on a contingent basis in the future upon the realization of certain milestones in the development of CorBec's technology. The description of these milestone-based payments and share issuances set forth under the caption "Acquisitions" in Item 5 of Part II of the Company's quarterly report on Form 10-QSB for the quarter ended September 30, 1997 (as amended by Form 10-QSB/A filed on November 17, 1997) is incorporated herein by reference. This consideration paid and payable to the former CorBec stockholders was determined in negotiations between the Company's management and the former CorBec stockholders based on the current and potential value of CorBec's technology. The former CorBec stockholders consist of the University of Pennsylvania, Dr. Alan Schreiber, the inventor of CorBec's technology, four private venture capital funds and certain other former employees of or consultants to CorBec. None of these persons has any relationship (other than as a stockholder by virtue of the Merger) with the Company or its officers, directors or affiliates or any person associated with any of the foregoing, except that (i) the University of Pennsylvania is a party to a Funded Research Agreement and a License Agreement with CorBec and (ii) Dr. Schreiber is party to a consulting agreement with CorBec. The Company funded the cash portion of the Merger consideration from its operating capital.

         The Sangen acquisition occurred pursuant to a Stock Purchase Agreement dated September 3, 1997 between the Company and Dr. Leonard S. Jacob, formerly the sole stockholder of Sangen. In connection with this acquisition, Dr. Jacob entered into an employment agreement with the Company as the Chairman of the Board of Directors and the Chief Executive Officer. In consideration for all the outstanding stock of Sangen and Dr. Jacob's employment arrangement with the Company, the Company granted to Dr. Jacob an option to purchase a number of shares of the Company's common stock equal to 7.5% of the fully diluted capitalization of the Company. "Fully diluted capitalization" was determinable upon completion of the Private Placement described in Item 1 above and means all issued and outstanding shares of common stock of the Company plus all shares issuable upon exercise of outstanding derivative instruments (other than certain warrants and options granted to the underwriter in the Company's initial public offering). The additional information regarding Dr. Jacob's option, as well as an option granted to Dr. Taffy J. Williams, the Company's President and Chief Operating Officer, and shares of common stock and warrants issued to Allegheny University of the Health Sciences and Dr. George Tuszynski in connection with the Sangen acquisition, which was included under the caption "Acquisitions" in
Item 5 of Part II of the quarterly report on Form 10-QSB for the quarter ended September 30, 1997 (as amended by Form 10-QSB/A filed on November 17, 1997) is incorporated herein by reference. The consideration payable by the Company to Dr. Jacob in connection with the Sangen acquisition was determined by negotiation between the Company's management and Dr. Jacob and was based on the current and potential value of the Sangen technology and on Dr. Jacob's employment arrangement with the Company.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

         The financial statements required by this Item will be filed by an amendment of this report on Form 8-K/A within 60 days of the date of filing of this report.

         (b)      Pro Forma Financial Information.

         The pro forma financial information required by this Item will be filed by an amendment of this report on Form 8-K/A within 60 days of the date of filing of this report.




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         (c)      Exhibits.


10.1 Agreement and Plan of Reorganization among Panax Pharmaceutical Company Ltd., Corbec Pharmaceuticals, Inc. and certain Security Holders of Corbec Pharmaceuticals, Inc., dated October 31, 1997.

10.2 Registration Rights Agreement among Panax Pharmaceutical Company Ltd. and the former security holders of Corbec Pharmaceuticals, Inc., dated November 6, 1997.

10.3 Stock Purchase Agreement by and between Panax Pharmaceutical Company Ltd. and Leonard S. Jacob dated September 3, 1997.

10.4 Employment Agreement between InKine Pharmaceutical Company, Inc. and Leonard S. Jacob, dated November 6, 1997

10.5 Employment Agreement between InKine Pharmaceutical Company, Inc. and Taffy J. Williams, dated November 6, 1997.

10.6     Option to Purchase Shares of Common Stock of the InKine
         Pharmaceutical Company, Inc. dated November 6, 1997 issued to Leonard
         S. Jacob.

10.7 Common Stock Purchase Warrant, dated November 6, 1997 issued to Allegheny University of the Health Sciences.

10.8 Non-Milestone Common Stock Purchase Warrant, dated November 6, 1997 issued to George Tuszynski.

10.9 Common Stock Purchase Warrant, dated November 6, 1997 issued to George Tuszynski.


99 Item 5 of Part II of the Company's quarterly report on Form 10-QSB for the quarter ended September 30, 1997 (as amended by Form 10-QSB/A filed on November 17, 1997), portions of which are incorporated by reference into this report on Form 8-K



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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  InKine Pharmaceutical Company, Inc.



                                  By:  /s/  Taffy J. Williams
                                       ---------------------------------------
                                         Taffy J. Williams, Ph.D.
                                         President and Chief Operating Officer


Dated:  November 21, 1997


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                                 EXHIBIT INDEX

10.1 Agreement and Plan of Reorganization among Panax Pharmaceutical Company Ltd., Corbec Pharmaceuticals, Inc. and certain Security Holders of Corbec Pharmaceuticals, Inc., dated October 31, 1997.

10.2 Registration Rights Agreement among Panax Pharmaceutical Company Ltd. and the former security holders of Corbec Pharmaceuticals, Inc., dated November 6, 1997.

10.3 Stock Purchase Agreement by and between Panax Pharmaceutical Company Ltd. and Leonard S. Jacob dated September 3, 1997.

10.4 Employment Agreement between InKine Pharmaceutical Company, Inc. and Leonard S. Jacob, dated November 6, 1997

10.5 Employment Agreement between InKine Pharmaceutical Company, Inc. and Taffy J. Williams, dated November 6, 1997.

10.6     Option to Purchase Shares of Common Stock of the InKine
         Pharmaceutical Company, Inc. dated November 6, 1997 issued to Leonard
         S. Jacob.

10.7 Common Stock Purchase Warrant, dated November 6, 1997 issued to Allegheny University of the Health Sciences.

10.8 Non-Milestone Common Stock Purchase Warrant, dated November 6, 1997 issued to George Tuszynski.

10.9 Common Stock Purchase Warrant, dated November 6, 1997 issued to George Tuszynski.

99 Item 5 of Part II of the Company's quarterly report on Form 10-QSB for the quarter ended September 30, 1997 (as amended by Form 10-QSB/A filed on November 17, 1997), portions of which are incorporated by reference into this report on Form 8-K